                                                                    EXHIBIT 10.6

                            Distribution Agreement
                            ----------------------

This Distribution Agreement (the "Agreement") is entered as of April 22, 1998 (the "Effective Date") by and between Mpath Interactive, Inc. ("Mpath"), a Delaware corporation, through its Mplayer.com division, with its principal place of business at 665 Clyde Avenue, Mountain View, California 94043 and Cox Interactive Media, Inc. ("CIM"), a Delaware corporation, with its principal place of business at 530 Means Street, N.W., Atlanta, GA 30318.

                                   Recitals
                                   --------

1. CIM owns and operates the websites listed on Exhibit C to this Agreement, as such Exhibit may be amended by CIM from time to time (the "CIM Sites").

2. Mpath owns and operates a branded multi-player interactive game service on the World Wide Web located at the url "www.mplayer.com." ("mplayer.com") based on technology, including the mplayer.com Gizmo Software (as defined below), that enables users to play multi-player games over the Internet including both third party personal computer resident games and online only games; and

3. Mpath and CIM desire to create, on the World Wide Web, areas for CIM that contain certain online, interactive computer games and to promote each other's services as more fully set forth in this Agreement.

                                   Agreement
                                   ---------

NOW THEREFORE, for and in consideration of the mutual terms and conditions set forth herein, the parties agree as follows:

1.   Definitions.
     -----------

1.1 "CIM Games" mean all Java and Shockwave games owned by CIM on the Effective Date.

1.2 "CIM Marks" means CIM's trademarks, trade names, service marks, service names and logos specified in Exhibit A.

1.3 "Co-Branded Pages" mean World Wide Web pages on the CIM Sites that are co-branded with CIM Marks and Mpath Marks and that provide instructions to users regarding how to download the Gizmo Software and also contain the End User License (as defined below in Section 2.1) provided by Mpath.

1.4 "Confidential Information" means: (i) business information of a party that is not publicly known, including but not limited to, any information relating to a party's product plans, product designs, product costs, product prices, product names, finances, marketing plans,

                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
 OMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION business opportunities, personnel, research, development or know-how; (ii) any information designated in writing by any party as "confidential" or "proprietary" or which, under the circumstances taken as a whole, would reasonably be deemed to be confidential; and (iii) the terms and conditions of this Agreement. "Confidential Information" excludes information that:
     (a) is or becomes known or available by publication, commercial use or otherwise through no fault of the receiving party; (b) is known to the receiving party at the time of disclosure without violation of any confidentiality restriction and without any restriction on the receiving party's further use or disclosure; or (c) is independently developed by the receiving party without access or reference to Confidential Information of the disclosing party.

1.5 "Game Channel" means an area on each CIM Site that hosts online, interactive freeware and/or shareware computer games.

1.6 "Gizmo Software" means the client software, in object code form only, that is used by customers to access mplayer.com and play games on mplayer.com.

1.7 "Mpath Marks" means Mpath's trademarks, trade names, service marks, service names and logos specified in Exhibit B.

1.8 "Mplayer Plus" means the area on mplayer.com where users must pay a subscription fee for game play. As of the Effective Date the Mplayer Plus subscription fee is $39.95 per year.

1.9 "Renewal Term" means each successive, if any, [XXXXX] period for which the Agreement has been renewed.

2.   CIM's Game Channel and Tournaments.
     ----------------------------------

2.1  Gizmo Software.  Mpath hereby grants CIM a non-exclusive, royalty-free,
     --------------
     worldwide license to: (i) distribute, display, perform and transmit the Gizmo Software on the CIM Sites; (ii) permit users of the CIM Sites to download the Gizmo Software from Co-Branded Pages; and (iii) allow users of the CIM Sites to use (subject to Mpath's standard form end user license agreement in effect from time-to-time the "End User License") the Gizmo Software to play the games that are available on mplayer.com. The version of the Gizmo Software that users may download under this Section 2.1 shall be substantially in the form, and contain the same features, as the Gizmo Software that users may download from mplayer.com on the Effective Date. During the term of this Agreement, Mpath will promptly (but within ten
     (10) business days of commercial release) provide CIM with revisions and upgrades for the Gizmo Software. Mpath will provide CIM with the Gizmo Software in an electronic format to be agreed upon by the parties and by electronic transmission. If Mpath makes any revisions and/or upgrades for the Gizmo Software that will materially affect the art files for the custom Gizmo Software distributed by CIM, then Mpath must notify CIM of the effect of such revisions and/or upgrades within ten

                                      -2-
                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
 OMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

     (10) business days of commercial release of such revisions and/or upgrades and include a copy of such revisions and/or upgrades along with such notice. CIM's use of any such revisions or upgrades is subject to the license rights granted by Mpath to CIM with respect to the Gizmo Software expressly stated in this Agreement.

2.2  After the First [XXXXX] Game Channels on CIM Sites.  Once CIM has created a
     --------------------------------------------------
     Game Channel on [XXXXX] CIM Sites, Mpath will provide CIM with Mpath's proprietary Web content creation tools that will enable CIM to create a custom version of the Gizmo Software for each CIM Site so that the CIM Mark(s) selected by CIM are displayed when a user is playing a game on mplayer.com. Mpath will provide CIM with a commercially reasonable amount of technical support to assist CIM with creating such custom versions of the Gizmo Software. The CIM Mark(s) will provide a link from the web page where the user is playing an Mplayer Game to the CIM Site from which the user downloaded the Gizmo Software. The placement and appearance of the CIM Marks on the Gizmo Software will be subject to Mpath's approval, such approval not to be unreasonably withheld or delayed. If Mpath does not object to the placement and appearance of the CIM Marks on the Gizmo Software within ten (10) days from the date that CIM submits the placement and appearance of the CIM Marks to Mpath for approval, Mpath will be deemed to have approved such placement and appearance of the CIM Marks.

2.3  Co-Branded Pages.  The parties must agree, in writing, upon the final
     ----------------
     design of the Co-Branded Pages for commercial release. The Co-Branded Pages will reside on the servers used by CIM for the CIM Sites, or such
     other servers as CIM may designate from time-to-time.   The Co-Branded
     Pages will contain general descriptions of the games available on mplayer.com, provide instructions to users regarding how to download the
     Gizmo Software and will enable users to download the Gizmo Software.   The
     descriptions of the games available on mplayer.com and instructions regarding how to download the Gizmo Software will be provided by Mpath, and will be subject to CIM's prior written approval which may not be unreasonably withheld or delayed. In addition, the Co-Branded Pages will feature a conspicuous notice stating that all comments, questions and/or complaints about the Gizmo Software or the games available on mplayer.com should be addressed to Mpath and will provide a mailing address and an electronic mail address to which such comments and complaints should be directed. The CIM Sites will each offer users a download of the custom versions of the Gizmo Software created by CIM under Section 2.2 of this Agreement. The regular Gizmo Software may be downloaded from mplayer.com. Users will not be charged a fee to download the Gizmo Software from the CIM Sites.

2.4  Support.  When a user who has downloaded the Gizmo Software from a CIM Site
     -------
     selects an mplayer.com compatible game to play, the user will be transported to the server Mpath uses for mplayer.com. All games available
     on mplayer.com will be played on such server.   Mplayer will be responsible
     for all aspects of the operation of the Gizmo Software and the mplayer.com, including, but not limited to, handling problems and questions that users may have. Mpath is responsible for providing customer support to

                                      -3-
                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
 OMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION end-users with respect to the use of the mplayer.com and the games available on mplayer.com. Customer support will include technical or telephone support for both game play and issues relating to use of mplayer.com. Mpath will respond to all user comments, questions and complaints promptly and in a professional manner, consistent with industry standards for such support.

2.5  Tournaments. Mpath will conduct checkers and backgammon co-branded
     -----------
     tournaments for users of the CIM Sites subject to mutual written agreement of the parties on frequency and timing of these tournaments, minimum advertising pre-commitments, the rules for the tournaments, the prizes awarded (if any) and the manner in which these tournaments are conducted.

3.   CIM Games on mplayer.com.  CIM grants Mpath a worldwide, non-exclusive
     ------------------------
license to make available, distribute (subject to CIM's standard form end user license agreement as CIM may provide to Mpath from time-to-time), copy, publicly display, publicly perform, transmit and broadcast the CIM Games (and any elements thereof) for online play on mplayer.com. CIM will provide the CIM Games to Mpath in an electronic format to be agreed upon by the parties and by electronic transmission. CIM agrees to exert commercially reasonable efforts to help integrate the CIM Games on mplayer.com. Any grant of sublicense rights in the CIM games by CIM to Mpath is subject to good faith negotiation and mutual written agreement.

4.   Consideration.
     -------------

4.1  Advertising Revenue.   Mplayer shall have the exclusive right to sell
     -------------------
     advertisements to be embedded in the Gizmo Software, each such advertisement to be delivered to CIM on disk or by email or by FTP on the fifteenth (15th) day of each calendar month during the term of this Agreement and any Renewal Term. Mpath shall retain [XXXXX] revenues generated from such sales. Mpath shall comply with CIM's written policies with respect to the acceptability of advertising, as such policies are promulgated from time-to-time by CIM for its own advertising sales on the CIM Sites. CIM may reject any advertising which, as determined in CIM's commercially reasonable discretion, does not conform with CIM's written advertising policies. CIM shall have [XXXXX].

4.2  Mplayer Plus Bounty.  Mpath agrees to pay CIM [XXXXX] for each user who
     -------------------
     originates from a CIM Site and purchases a [XXXXX] Mplayer Plus subscription. Mpath will pay CIM [XXXXX] for each user who originates from a CIM Site and purchases a [XXXXX] Mplayer Plus subscription. Subscribers to Mplayer Plus who originate from the CIM Sites will be directed by CIM to a a distinct web page (url) within Mpath's Internet domain dedicated to Mplayer Plus registration for users that originate from a CIM Site.
     Mpath's records from these Mplayer Plus registrations will be used to determine the appropriate new subscriber bounty due to CIM from Mpath.

                                      -4-
                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
 OMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4.3  Payment Timing.  Within thirty (30) days after the end of each calendar
     --------------
     quarter, Mpath will pay to CIM the total of all fees due to CIM under
     Section 4 for that calendar quarter. In addition, within thirty (30) days after the end of each calendar quarter, Mpath will provide CIM with a written report which shall provide detailed information regarding how Mpath calculated the payment made to CIM under this Agreement for that calendar quarter, including, but not limited to, a listing of the number of Mplayer Plus subscriptions purchased by users who originated from the CIM Sites during the calendar quarter, the CIM Site from which each such user originated and the duration of each subscription that was purchased. The acceptance of a quarterly report by CIM will not be deemed an acceptance of the accuracy of such report, nor as a waiver of any rights under this Agreement .

4.4  Reports and Audits.   Mpath shall keep reasonable books and records
     ------------------
     accurately documenting the transactions contemplated by this Agreement throughout the term of this Agreement and for a period of one (1) year following the expiration or termination of this Agreement. CIM or its authorized representative will have the right once during the initial term of this Agreement, once during each Renewal Term and once during the first twelve (12) months thereafter, at CIM's sole expense, to inspect, audit and copy any such books and records kept by Mpath relevant to payments made by Mpath to CIM under this Agreement at Mpath's offices, during normal business hours, upon fourteen (14) days' prior written notice, to determine the accuracy of Mpath's reports hereunder. CIM agrees to provide Mpath with a copy of the audit report letter, if any, no later than twenty (20) days after completion of the audit. If, as a result of an inspection or audit, CIM discovers an underpayment of fees paid by Mpath to CIM, CIM shall have the right to conduct an additional audit of Mpath's books and records during the next twelve (12) months and Mpath shall promptly pay to CIM the fees Mpath underpaid. If, as a result of an inspection or audit, CIM discovers an underpayment of [XXXXX] or more during any given month, Mpath will pay CIM the cost of such inspection or audit in addition to the underpayment.

5.   Ownership. Mpath will remain the sole and exclusive owner of all right,
     ---------
title and interest in mplayer.com, the Gizmo Software, and Mpath Marks and all intellectual property rights, including derivative works, therein (except for the CIM Games and any CIM Marks incorporated into mplayer.com or the Gizmo Software). CIM will remain the sole and exclusive owner of all right, title and interest in the CIM Marks, the CIM Games, CIM proprietary software, and all intellectual property rights, including derivative works, therein. There are no implied licenses granted under this Agreement. Neither party may reverse engineer, reverse compile, reduce to human perceivable form, or disassemble any software of the other party, except as expressly authorized in this Agreement.

6.   Mpath Marks. Mpath hereby grants to CIM a non-exclusive license to use the
     -----------
Mpath Marks in connection with CIM's performance of its obligations under this Agreement and the marketing of the Game Channels, provided that Mpath will have the right to approve such use in advance, which approval shall not be unreasonably withheld or delayed. Mpath will be deemed

                                      -5-
                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
 OMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION to have approved such use if CIM does not receive notice of disapproval from Mpath within ten (10) business days after Mpath receives a request for approval from CIM. When CIM uses an Mpath Mark under this Agreement, CIM must reference the Mpath Mark as being owned by Mpath as specified in Exhibit B. Nothing in this Agreement grants CIM ownership or any rights in or to the Mpath Marks, except in accordance with this license, and any use of the Mpath Marks by CIM under this Agreement is for and shall inure to the benefit of Mpath. The rights granted to CIM in this license will terminate upon any termination of this Agreement.

7.   CIM Marks. CIM hereby grants to Mpath a non-exclusive license to use CIM
     ---------
Marks, in connection with Mpath's distribution and marketing of the availability of the CIM Games on mplayer.com under this Agreement, provided that CIM must approve such use in advance, which approval may not be unreasonably withheld or delayed. CIM will be deemed to have approved such use if Mpath does not receive notice of disapproval from CIM within ten (10) business days after CIM receives a request for approval from Mpath. When Mpath uses a CIM Mark under this Agreement, Mpath must reference the CIM Mark as being owned by CIM as specified
in Exhibit A.   Nothing in this Agreement grants Mpath ownership or any rights in or to the CIM Marks, except in accordance with this license, and any use of the CIM Marks by Mpath under this Agreement shall inure to the benefit of CIM. The rights granted to Mpath in this license will terminate upon any termination of this Agreement.

8.   Publicity. CIM and Mpath may each make press releases about the existence
     ---------
and contents of the Agreement (except with respect to specific financial terms) with the prior approval of the other of the contents and timing of the press release, which approval shall not be unreasonably withheld or delayed. If the party from whom approval is sought does not approve or reject such press release within five (5) business days of submission for approval, such press release shall be deemed approved.

9.   Warranties.
     ----------

9.1  By CIM.  CIM represents and warrants that: (i) it is the owner or licensee
     ------
     of the CIM Games, the CIM Marks and all intellectual property rights therein; (ii) it has not granted any licenses or entered into any agreements of any kind inconsistent with or contrary to this Agreement;
     (iii) the use of the CIM Games and the CIM Marks will not violate or infringe any intellectual property or other rights of any third party; and
     (iv) it has sufficient right and authority to enter this Agreement and to grant the licenses and rights granted under this Agreement.

9.2  By Mpath. Mpath represents and warrants that: (i) it is the owner or
     --------
     licensee of the Mpath Marks, mplayer.com, the games that can be played on mplayer.com (other than Blood, Total Annihilation, Mechwarrior 2, and IPX games), the Gizmo Software and all intellectual property rights therein;
     (ii) it has not entered into any agreements of any kind inconsistent with or contrary to this Agreement; (iii) the use of the Mpath Marks, mplayer.com, and the Gizmo Software under this Agreement will not violate or infringe any intellectual property or other rights of any third party,
     (iv) the operation of

                                      -6-
                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
 OMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION mplayer.com and the games that can be played on mplayer.com will be in accordance with all applicable laws and regulations, and (v) it has sufficient right and authority to enter into this Agreement and to grant the licenses and rights granted under this Agreement.

9.3  Warranty Disclaimer.  THE FOREGOING WARRANTY IN SECTIONS 9.1 AND 9.2 ARE IN
     -------------------
     LIEU OF ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

9.4  Indemnification.   Mpath will indemnify and hold CIM and its directors,
     ---------------
     officers, agents, employees and affiliated companies harmless from and against any and all claims, damages, liabilities, costs and expenses (including all reasonable attorney's fees) arising out of:

     (i)  the breach of any warranty made by Mpath under this Agreement; and
     (ii) any cause of action by any third party game publisher, game owner, or game distributor arising from any game that can be played on mplayer.com.

     CIM will indemnify and hold Mpath and its directors, officers, agents, employees and affiliated companies harmless from and against any and all claims, damages, liabilities, costs and expenses (including all reasonable attorney's fees) arising out of the breach of any warranty made by CIM under this Agreement. The indemnifying party shall not be liable for any claims, damages, liabilities, costs or expenses unless the party seeking indemnification gives the indemnifying party prompt written notice of any such claims, damages, liabilities, costs or expenses and cooperates fully with the indemnifying party in the defense, compromise or settlement of any claims.

10.  Confidentiality.
     ---------------

     10.1  Confidentiality Restrictions.  Each party will take reasonable steps,
           ----------------------------
     at least including the steps it takes to protect its own most valuable proprietary information to prevent the duplication or disclosure of the other party's Confidential Information, other than by or to its, or its affiliates', employees or agents who must have access to the Confidential Information to perform the party's obligations hereunder. However, each party may disclose Confidential Information of the other party: (i) pursuant to the order or requirement of a court, administrative agency or other governmental body, provided that such party give reasonable notice to the other party to contest such order or requirement; or (ii) on a confidential basis to legal and financial advisors. In no event, without Mpath's prior written consent, may;

                                      -7-
                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
 OMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

     (a)  Mpath Confidential Information, or

     (b) any Mpath proprietary code delivered by Mpath to CIM under this Agreement; be used by CIM on any game playing service other than mplayer.com or the Game Channels. Either party may disclose, subject to written non-disclosure agreement, this Agreement to its lawyers, accountants and in the course of investment or financing due diligence.

10.2 Return of Confidential Information.  No later than fifteen (15) business
     ----------------------------------
     days after termination or expiration of this Agreement, the recipient of Confidential Information will return all Confidential Information and all copies thereof to the owner. With respect to documents or data storage media containing Confidential Information of the other party, the recipient may elect to delete therefrom all such Confidential Information, in which event the recipient shall, upon written request from the owner, deliver to the owner a certificate, signed by an authorized representative of the recipient, to the effect that all Confidential Information of the owner has been returned or deleted.

11.  Term and Termination.   This Agreement commences on the Effective Date and
     --------------------
continues in full force and effect for an initial term of [XXXXX] after the Effective Date, unless earlier terminated in accordance with this Section. This Agreement will automatically renew for successive Renewal Terms unless notice of non-renewal is given by either party at least sixty (60) days prior to the expiration of the then-current term. Beginning [XXXXX] from the Effective Date, either party may terminate this Agreement at any time by providing the other party with [XXXXX] written notice. Either party may terminate this Agreement immediately in the event of: (i) the other party's material breach of any obligation under this Agreement, which breach is not remedied within fifteen
(15) calendar days of the defaulting party's receipt of written notice of the breach; or (ii) the other party's petition for bankruptcy or reorganization, or the assignment for the benefit of creditors of the other party. Sections 1, 5, 9, 10, 12, 13, 18, and 20 survive the expiration or termination of this Agreement.

12.  Limitation of Liability. REGARDLESS WHETHER ANY REMEDY SET FORTH IN THIS
     -----------------------
AGREEMENT FAILS OF ITS ESSENTIAL PURPOSE OR OTHERWISE, UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER UNDER ANY CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER LEGAL THEORY, FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS OF THE OTHER PARTY IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT EVEN IF THE PARTY HAS BEEN INFORMED IN ADVANCE OF SUCH DAMAGES. THE LIMITATION OF LIABILITY IS REFLECTED IN THE CONSIDERATION EXCHANGED IN THIS AGREEMENT.

13.  Governing Law.  This Agreement is governed, controlled, interpreted and
     -------------
defined by and under the laws of the State of California and the United States, without reference to California's the conflicts of laws rules.

                                      -8-
                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
 OMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

14.  Notices.  All notices required or permitted under this Agreement will be in
     -------
writing, will reference this Agreement, will be sent via U.S. express mail or private express courier or by tele-facsimile (with receipt confirmed via telephone) and will be effective upon receipt at the address stated below. Notice will be addressed as follows, unless all parties to the Agreement are notified in writing of a change of address, in which event notice will be sent to the new address:

     To CIM:   Harold S. Lewis
               Cox Interactive Media, Inc.
               The Carriage Works
               530 Means Street, Suite 1
               Atlanta, Georgia  30318-5730
               Phone:  404-572-1832
               Fax:    404-572-1801

     With a copy to:     Andrew A. Merdek, Esq.
                         Cox Enterprises, Inc.
                         1400 Lake Hearn Drive
                         Atlanta, GA  30319
                         Phone:   404-843-5564
                         Fax:     404-843-5450

     To Mpath: Tom Garland
               Vice President, Business Development
               Mpath Interactive, Inc.
               665 Clyde Avenue
               Mountain View, California  94043
               Phone:  (650) 429-3666
               Fax:    (650) 429-1954

15.  Force Majeure.   Neither party will be liable to the other under the terms
     -------------
of this Agreement for any delays, preemptions or other failure to perform when such delays, preemptions or failures are due to any cause beyond the control of the party whose performance is so affected, including, without limitation, fire, war, earthquake, strike, riot, labor dispute, or an act of God. In the event of any such delay, preemption or failure, the affected performing party will promptly notify the other party of the nature and anticipated length of continuance of such force majeure, and during such period both parties will be excused from performance hereunder. No such failure or delay constitutes a material breach of this Agreement.

16.  No Assignment.  Neither party may assign its rights or obligations under
     -------------
this Agreement, by operation of law or otherwise, without the express written consent of the other; except that a party may assign this Agreement to an affiliate commonly owned and controlled by the party or to any other third party in connection with the merger or acquisition of the party or sale of all or substantially all of its assets used primarily in connection with this Agreement. Each party agrees to provide no less than thirty (30) business days' prior notification of any authorized

                                      -9-
                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
 OMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION assignment under this Agreement, including assignment to an affiliate or as part of an asset sale. Any attempted assignment except as allowed by the immediately preceding sentence is null and void. Subject to the foregoing, this Agreement will benefit and bind the successors and assigns of the parties.

17.  Independent Contractors.  The parties to this Agreement are independent
     -----------------------
contractors and nothing in this Agreement contained shall be deemed to create a joint venture, partnership or agency relationship between the parties to this Agreement. No party shall have any power to enter into any contracts or commitments in the name of, or on behalf of, the other party, or to bind the other party in any respect whatsoever. This Agreement is non-exclusive; either party may entere into agreements with other online services to license the computer games that that party owns.

18.  Interpretation.  Any headings contained in this Agreement are for
     --------------
convenience only and shall not be employed in interpreting this Agreement. The parties and their respective counsel have negotiated this Agreement. This Agreement will be interpreted fairly in accordance with its terms and conditions and without any strict construction in favor of or against either party.

19.  Counterparts.  This Agreement may be executed in one or more counterparts,
     ------------
each of which shall constitute an original and all of which taken together shall constitute one and the same Agreement. The parties may sign facsimile copies of this Agreement that shall each be deemed originals.

20.  Entire Agreement.  This Agreement constitutes the entire agreement between
     ----------------
the parties with respect to the subject matter to this Agreement, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.


COX INTERACTIVE MEDIA, INC.             MPATH INTERACTIVE, INC.

By:    /s/ Harold S. Lewis              By:    /s/ Brian A. Apgar
       ----------------------------            ----------------------------
Name:  Harold S. Lewis                  Name:  Brian A. Apgar
       ----------------------------            ----------------------------
Title: Business Development Manager     Title: COO-GM
       ----------------------------            ----------------------------
Date:  4/23/98  Date:                   Date:  4/22/98
       ----------------------------            ----------------------------
Fax:   404-572-1984  Fax:               Fax:   (650) 429-1954
       ----------------------------

                                     -10-
                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
 OMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                   EXHIBIT A
                                   CIM MARKS


CIM
Cox Interactive Media

CIM may update this Exhibit, in writing, from time-to-time during the term of the Agreement and Mpath agrees to implement any such changes in Mpath's use of the CIM Marks within a reasonable period of time.

                                     -11-
                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
 OMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                   EXHIBIT B
                                  MPATH MARKS
1.   Registered Trademarks

     Mplayer(R)
     ScribbleTalk(R)

Mplayer and Scribbletalk are registered trademarks of Mpath Interactive, Inc.

2.   Trademarks

          Gizmo Game Player(TM)
          Mpath Interactive(TM)
          The Mpath logo(TM)
          The Mplayer logo(TM)
          Mplay(TM)
          Wanna Play?(TM)

Mpath Interactive, the Mpath logo, the Mplayer logo, Wanna Play?, Mplay, and Gizmo Game Player are trademarks of Mpath Interactive, Inc.

Mpath may update this Exhibit, in writing, from time-to-time during the term of the Agreement and CIM agrees to implement any such changes in its use of the Mpath Marks within a reasonable period of time.

                                     -12-
                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
 OMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                   EXHIBIT C
              LIST OF CIM'S PLANNED WEB SITES AND RELEASE SCHEDULE

[XXXXX]


                                     -13-
                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
 OMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION